UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Securities Exchange Act of 1934
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Zentalis Pharmaceuticals, Inc.
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Zentalis Pharmaceuticals, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 4, 2021
12:00 p.m. (Eastern time)
ZENTALIS PHARMACEUTICALS, INC.
530 SEVENTH AVENUE, SUITE 2201
NEW YORK, NEW YORK 10018

April 23, 2021
To Our Stockholders:
You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Zentalis Pharmaceuticals, Inc. at 12:00 p.m. Eastern time, on Friday, June 4, 2021. In light of the ongoing outbreak of the novel coronavirus, COVID-19, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support to drive Zentalis' science forward for cancer patients.
Sincerely,

Anthony Y. Sun, M.D.
President, Chief Executive Officer and Chairman

Table of Contents

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT	1
Proposals	1
Recommendations of the Board	2
Information About This Proxy Statement	2

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS	3

PROPOSALS TO BE VOTED ON	7
Proposal 1: Election of Directors	7
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	10

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	12

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS	13

Proposal 3: Amendment and Restatement of Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan	14

EXECUTIVE OFFICERS	19

CORPORATE GOVERNANCE	20
General	20
Board Composition	20
Director Independence	20
Director Candidates	20
Communications from Stockholders	21
Board Leadership Structure and Role in Risk Oversight	21
Code of Ethics	22
Anti-Hedging Policy	22
Attendance by Members of the Board of Directors at Meetings	22

COMMITTEES OF THE BOARD	23
Audit Committee	23
Compensation Committee	24
Nominating and Corporate Governance Committee	25

EXECUTIVE AND DIRECTOR COMPENSATION	26
Executive Compensation	26
2020 Summary Compensation Table	26
Narrative Disclosure to Summary Compensation Table	27
Employment Agreements with our Named Executive Officers	29
Outstanding Equity Awards at 2020 Fiscal Year End	31
Director Compensation	33
2020 Director Compensation Table	33

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	37

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	39

OTHER MATTERS	42
Delinquent Section 16(a) Reports	42
Stockholders’ Proposals	42
Other Matters at the Annual Meeting	42
Solicitation of Proxies	42
Zentalis’ Annual Report on Form 10-K	43

ANNEX A: ZENTALIS PHARMACEUTICALS, INC. 2020 EMPLOYEE STOCK PURCHASE PLAN	44

ZENTALIS PHARMACEUTICALS, INC.
530 Seventh Avenue, Suite 2201
New York, New York 10018

Notice of Annual Meeting of Stockholders
To Be Held FRIDAY, June 4, 2021

The Annual Meeting of Stockholders (the “Annual Meeting”) of Zentalis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern time on Friday, June 4, 2021. In light of the ongoing outbreak of the novel coronavirus, COVID-19, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:
• To elect Kimberly Blackwell, M.D. and Enoch Kariuki, Pharm.D. as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly-elected and qualified;
• To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
• To approve the amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan; and
• To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment of the Annual Meeting.
Holders of record of our common stock as of the close of business on April 9, 2021 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Alexis M. Pinto, Chief Legal Officer and Secretary, at apinto@zentalis.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors,

Alexis M. Pinto
Chief Legal Officer and Secretary
New York, New York
April 23, 2021

ZENTALIS PHARMACEUTICALS, INC.
530 Seventh Avenue, Suite 2201
New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Zentalis Pharmaceuticals, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Friday, June 4, 2021 (the “Annual Meeting”), at 12:00 p.m. Eastern time, and at any continuation, postponement or adjournment of the Annual Meeting. In light of the COVID-19 pandemic, the Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ZNTL2021 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 9, 2021 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. As of the Record Date, there were 41,312,186 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2020 (the “2020 Annual Report”) will be released on or about April 23, 2021 to our stockholders on the Record Date.
In this proxy statement, “Zentalis”, “Company”, “we”, “us”, and “our” refer to Zentalis Pharmaceuticals, Inc.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FRIDAY, JUNE 4, 2021
This Proxy Statement and our 2020 Annual Report to Stockholders are available at http://www.proxyvote.com/
Proposals
At the Annual Meeting, our stockholders will be asked:

•To elect Kimberly Blackwell, M.D. and Enoch Kariuki, Pharm.D. as Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly-elected and qualified;
•To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
•To approve the amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan; and
•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Recommendations of the Board
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly-completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

•FOR the election of Kimberly Blackwell, M.D. and Enoch Kariuki, Pharm.D. as Class I Directors;
•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
•FOR the amendment and restatement of our 2020 Employee Stock Purchase Plan.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Information About This Proxy Statement
Why you received this proxy statement. You are viewing or have received these proxy materials because Zentalis’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Zentalis is making this proxy statement and its 2020 Annual Report available to its stockholders electronically via the Internet. On or about April 23, 2021, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2020 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2020 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING OF STOCKHOLDERS
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 9, 2021. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 41,312,186 shares of common stock outstanding and entitled to vote at the Annual Meeting.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
Who can attend the Annual Meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, Zentalis has decided to hold the Annual Meeting entirely online this year. You may attend the Annual Meeting online only if you are a Zentalis stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ZNTL2021. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:55 a.m., Eastern time, and you should allow ample time for the check-in procedures.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
Stockholders of Record. If you are a stockholder of record, you may vote:

•by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;
•by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•Electronically at the Meeting—If you attend the meeting online, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 3, 2021. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically. Note that, in light of possible disruptions in mail service related to the COVID-19 pandemic, we encourage stockholders to submit their proxy via the Internet or telephone.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.
Can I change my vote after I submit my proxy?
Yes.
If you are a registered stockholder, you may revoke your proxy and change your vote:
•    by submitting a duly-executed proxy bearing a later date;
•    by granting a subsequent proxy through the Internet or telephone;
•    by giving written notice of revocation to the Secretary of Zentalis prior to or at the Annual Meeting; or
•    by voting online at the Annual Meeting.
 Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16-digit control number or otherwise voting through your bank or broker.

Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
Will any other business be conducted at the Annual Meeting?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
Why hold a virtual meeting?
As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of COVID-19, we believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/ZNTL2021. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/ZNTL2021.
Will there be a question and answer session during the Annual Meeting?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:
•irrelevant to the business of the Company or to the business of the Annual Meeting;
•related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•related to any pending, threatened or ongoing litigation;
•related to personal grievances;
•derogatory references to individuals or that are otherwise in bad taste;
•substantially repetitious of questions already made by another stockholder;
•in excess of the two question limit;
•in furtherance of the stockholder’s personal or business interests; or
•out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.
Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Amendment and Restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect.
What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the two other proposals to be voted on at the Annual Meeting, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm or the amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors and the amendment and restatement of the 2020 Employee Stock Purchase Plan. Broker non-votes count for purposes of determining whether a quorum is present.
Where can I find the voting results of the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON
Proposal 1: Election of Directors
At the Annual Meeting, two (2) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2024 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.
We currently have six (6) directors on our Board, including two (2) Class I Directors. Our current Class I Directors are Kimberly Blackwell, M.D. and Enoch Kariuki, Pharm.D., who have served on our Board since July 2020 and February 2021, respectively.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term currently expires at the 2021 Annual Meeting of Stockholders and whose subsequent term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2022 Annual Meeting of Stockholders and whose subsequent term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2023 Annual Meeting of Stockholders and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Kimberly Blackwell, M.D. and Enoch Kariuki, Pharm.D.; the current Class II Directors are Cam S. Gallagher and Karan S. Takhar; and the current Class III Directors are David M. Johnson and Anthony Y. Sun, M.D.
Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.
If you submit a proxy but do not indicate any voting instructions, then the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class I Director of the person whose name and biography appears below. In the event that either of Dr. Blackwell or Dr. Kariuki should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors or the Board may elect to reduce its size. The Board of Directors has no reason to believe that either of Dr. Blackwell or Dr. Kariuki will be unable to serve if elected. Each of Dr. Blackwell and Dr. Kariuki has consented to being named in this proxy statement and to serve if elected.
Vote required
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.
Nominees For Class I Director (terms to expire at the 2024 Annual Meeting)
The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Kimberly Blackwell, M.D.	51	2020	Director
Enoch Kariuki, Pharm.D.	39	2021	Director
The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the 2021 Annual Meeting are as follows:
Kimberly Blackwell, M.D.
Kimberly Blackwell, M.D., has served as a member of our Board of Directors since July 2020. Dr. Blackwell currently serves as the Chief Medical Officer of Tempus Labs, a technology company advancing precision medicine through the practical application of artificial intelligence in healthcare, a position she has held since March 2020. From 2018 to 2020, Dr. Blackwell served as the Vice President of Early Stage Oncology and Immuno-oncology at Eli Lilly, where she led clinical teams advancing early phase therapeutics. From 2000 to 2018, Dr. Blackwell was a professor at Duke University where she oversaw the women’s cancer program. Dr. Blackwell received an M.D. from Mayo Clinic Medical School and a B.S. in Bioethics from Duke University. We believe Dr. Blackwell’s extensive experience in life sciences, including advancing oncology in academic and commercial institutions and in preclinical and clinical settings, qualifies her to serve on our Board of Directors.
Enoch Kariuki, Pharm.D.
Enoch Kariuki, Pharm.D., has served as a member of our Board of Directors since February 2021. Dr. Kariuki currently serves as a member of the board of directors and audit chair at Imago Biosciences, Inc. Previously, Dr. Kariuki served as Chief Financial Officer of VelosBio, a clinical stage, oncology biopharmaceutical company, from July 2020 until its acquisition by Merck in December 2020. From June 2018 to February 2020, Dr. Kariuki served as SVP, Corporate Development at Synthorx, Inc., a publicly-traded clinical stage biotechnology company, which was acquired by Sanofi and, from 2014 to April 2018, Dr. Kariuki served as VP at H.I.G. Capital, a private equity and alternative assets investment firm. Dr. Kariuki received an M.B.A. from the Tuck School of Business at Dartmouth College and a Pharm.D. from Texas Southern University. We believe Dr. Kariuki’s experience as a senior financial executive, with both large and small commercial and clinical stage companies, in the life sciences industry qualifies him to serve on our Board of Directors.

Continuing members of the Board of Directors:
Class II Directors (terms to expire at the 2022 Annual Meeting)
The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
Cam S. Gallagher	51	2014	Director
Karan S. Takhar	29	2017	Director
The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:
Cam S. Gallagher
Cam S. Gallagher has served as a member of our Board of Directors since our founding in December 2014. Mr. Gallagher currently serves as the Chief Business Officer at Immusoft Corporation, a preclinical gene therapy company, a position he has held since April 2018, and as Board Chairman of Ocuphire, a clinical stage ophthalmology company. He was previously a board member of VelosBio, a clinical stage, oncology biopharmaceutical company, until its acquisition by Merck in December 2020. From 2016 to 2019, Mr. Gallagher served as the Head of Corporate Development and as a board member at Oncternal Therapeutics, Inc., a clinical stage, oncology biopharmaceutical company and, from 2014 to 2016, he served as a board member and the Chief Business Officer at Retrosense Therapeutics, LLC, a gene therapy company, until its acquisition by Allergan. From September 2012 to August 2014, Mr. Gallagher served on the board of directors of Sorrento Therapeutics, Inc., a clinical stage biopharmaceutical company developing therapies to treat malignant cancers. Mr. Gallagher received an M.B.A. from the University of San Diego and a B.S. in Business Administration from Ohio University. We believe Mr. Gallagher’s deep operational and transactional experience and expertise in the life sciences industry qualifies him to serve on our Board of Directors.
Karan S. Takhar
Karan S. Takhar has served as a member of our Board of Directors since December 2017. Since 2013, Mr. Takhar has served in a variety of positions, most recently as Managing Director and head of Life Sciences investing at Matrix Capital Management Company, L.P., an investment fund focused on technology and life sciences. Mr. Takhar currently serves on the board of numerous private companies, including Aura Biosciences, Inc., Encoded Therapeutics Inc., ElevateBio LLC, Palleon Pharmaceuticals and Kalyra Pharmaceuticals, Inc. Mr. Takhar received a B.S. in Economics and Mathematics from the Massachusetts Institute of Technology. We believe Mr. Takhar’s broad operational and transactional experience as an investor in the life sciences industry qualifies him to serve on our Board of Directors.
Class III Directors (terms to expire at the 2023 Annual Meeting)
The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Zentalis
David M. Johnson.	55	2020	Lead Director
Anthony Y. Sun, M.D.	49	2014	President, Chief Executive Officer and Chairman of the Board

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:
David M. Johnson
David M. Johnson has served as a member of our Board of Directors since January 2020 and as our Lead Director since April 2020. Mr. Johnson has 25+ years of experience in biopharmaceutical oncology drug development and has made significant contributions to drugs ultimately garnering NDA/sNDA approval, including acalabrutinib, idelalisib, romidepsin and bortezomib. Most recently, he served as Chief Executive Officer of VelosBio, a clinical stage, oncology biopharmaceutical company. Mr. Johnson founded VelosBio in 2017, serving as its Chief Executive Officer from its inception, and helped to build a world-class leadership team, raised approximately $200 million in capital from top-tier life science investors and guided VelosBio's rapid preclinical and early clinical development of its BLS-101 ADC program through to its acquisition by Merck in 2020 for $2.75 billion. Prior to VelosBio, Mr. Johnson served as Chief Executive Officer of Acerta Pharma from 2014 to 2016, where he rose through the organization to lead it from being an early clinical development start-up to an organization of approximately 200 employees with 20 acalabrutinib clinical studies. His Acerta tenure included the regulatory negotiation and launch of three registration-directed trials, including two global Phase 3 trials for acalabrutinib, and culminated in execution of a strategic transaction with AstraZeneca valued at up to $7 billion. Mr. Johnson's early career experience spanned from preclinical development to all phases of clinical development through product launch. He is a co-author on numerous publications and holds a bachelor’s degree from Indiana University. We believe Mr. Johnson’s extensive and diverse expertise in the life sciences industry, as an experienced executive of clinical stage companies, qualifies him to serve on our Board of Directors.
Anthony Y. Sun, M.D.
Anthony Y. Sun, M.D., has served as our President and Chief Executive Officer and a member of our Board of Directors since 2014. From 2002 to 2015, Dr. Sun served in a variety of positions, including at Perseus-Soros BioPharmaceutical Fund and, most recently, as partner at Aisling Capital, a private equity firm dedicated to investing in life sciences companies. Dr. Sun currently serves on the board of directors of Immusoft Corporation, a preclinical gene therapy company, and Eyenovia, Inc., a public ophthalmic biopharmaceutical company. Dr. Sun received a B.S. in Electrical Engineering from Cornell University, an M.D. from Temple University School of Medicine and an M.B.A from The Wharton School at the University of Pennsylvania. Dr. Sun trained in internal medicine at the Hospital of the University of Pennsylvania and was board certified in Internal Medicine. We believe Dr. Sun’s extensive experience in the life sciences industry as an M.D., investor and executive and his deep understanding of our business, operations and strategy qualify him to serve on our Board of Directors.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Ernst & Young LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
Ernst & Young LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of Ernst & Young LLP is expected to attend the 2021 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of Ernst & Young LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2022. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Ernst & Young LLP, we do not expect any broker non-votes in connection with this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2020 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, Zentalis Pharmaceuticals, Inc.’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.
Enoch Kariuki (Chairperson)
David M. Johnson
Karan S. Takhar

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2020	2019
Audit Fees	$1,193,750	$125,050
Audit-Related Fees	15,000	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$1,208,750	$125,050

Audit Fees
Audit fees consist of fees billed for the audit of our annual consolidated financial statements, the review of the interim consolidated financial statements, and related services that are normally provided in connection with registration statements.
Audit-Related Fees
Audit-related fees were primarily incurred for accounting consultations.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Ernst & Young LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Ernst & Young LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Ernst & Young LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Proposal 3: Amendment and Restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan
Introduction
Our stockholders are being asked to approve an amendment and restatement of our 2020 Employee Stock Purchase Plan (the “Existing ESPP”). The proposed amended and restated plan is referred to herein as the “Restated ESPP.” Our board of directors approved the Restated ESPP effective March 15, 2021, subject to stockholder approval.
The Restated ESPP is being submitted for stockholder approval in order to ensure that the Restated ESPP meets the requirements of Section 423 of the Internal Revenue Code (the “Code”). If the Restated ESPP is not approved by our stockholders, the Restated ESPP will have no further force or effect, all outstanding purchase rights under the Restated ESPP will terminate, and the Existing ESPP will continue in full force and effect.
Overview of Proposed Amendments
Increase in Share Reserve; Elimination of Evergreen Provision. We strongly believe that an employee stock purchase program is a necessary and important incentive and retention tool. The Existing ESPP was first adopted by our board of directors and approved by our stockholders in 2020 in connection with our initial public offering. As of March 12, 2021, a total of 860,402 shares of our common stock are reserved and available for issuance under the Existing ESPP. The Existing ESPP contains an evergreen provision that provides for an annual increase in the number of shares available for issuance under the Existing ESPP on January 1 of each year during the ten-year term of the Existing ESPP (beginning on January 1, 2021), and equal to the lesser of 1% of our outstanding capital stock on the first day of the applicable fiscal year, or 1,500,000 shares (or a lesser amount determined by our board of directors). The automatic increase pursuant to the evergreen provision of the Existing ESPP in 2021 was 410,402 shares, and this increase is included in the current share reserve under the Existing ESPP set forth above.
Pursuant to the Restated ESPP, a total of 2,000,000 shares will be reserved for issuance under the Restated ESPP. The evergreen provision under the Existing ESPP will be eliminated, and the Restated ESPP will not include an evergreen provision.
All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”
The Restated ESPP is not being amended in any material respect other than to reflect the change to the share reserve described above.
Determination to Approve Restated ESPP
The table below presents information about the number of shares that were subject to outstanding equity awards under our equity incentive plans and the shares remaining available for issuance under those plans, each at March 12, 2021, and the proposed share reserve under the Restated ESPP.
The Existing ESPP and our 2020 Incentive Award Plan (the “2020 Plan”) are the only equity incentive plans we currently have in place pursuant to which awards may be granted.

	Number of Shares	As a % of Shares Outstanding (1)	Dollar Value (2)
2020 Plan
Options outstanding	3,786,496	9.2%	$192,543,322
Weighted average exercise price of outstanding options	$28.07
Weighted average remaining term of outstanding options	9.35
Restricted stock units outstanding	796,712	1.9%	$40,512,805
Shares available for grant under the 2020 Plan	2,650,788	6.5%	$134,792,570
Employee Stock Purchase Plan
Proposed share reserve under Restated ESPP	2,000,000	4.9%	$101,700,000
Corporate Conversion Awards
Shares of restricted stock outstanding (3)	637,855	1.6%	$32,434,927
————————————
(1)Based on 41,040,286 shares of our common stock outstanding as of March 12, 2021.
(2)Based on the closing price of our common stock on March 12, 2021, of $50.85 per share.
(3)In connection with our IPO, Zentalis Pharmaceuticals, LLC converted into a Delaware corporation pursuant to a statutory conversion, and changed its name to Zentalis Pharmaceuticals, Inc. All holders of units of Zentalis Pharmaceuticals, LLC became holders of shares of common stock of Zentalis Pharmaceuticals, Inc., including Drs. Sun and Bunker. In this proxy statement, we refer to all transactions related to our conversion to a corporation as the Corporate Conversion. The number of shares of restricted stock reflected in the table above represents the aggregate unvested Conversion Restricted Stock Awards issued in connection with the Corporate Conversion and remaining outstanding as of March 12, 2021. For more information about the Corporate Conversion Awards, see “Executive and Director Compensation.”
In determining whether to approve the Restated ESPP, our board of directors considered that:
•We expect the proposed aggregate share reserve under the Restated ESPP will be sufficient for the next several years of purchases, although the actual share usage under the Restated ESPP is dependent on employee participation levels in the Restated ESPP, changes in our stock price and future hiring activity, which we cannot predict with any degree of certainty at this time. The share reserve under the Restated ESPP could last for a shorter or longer time.
•In setting the size of the share reserve under the Restated ESPP, as described above, our board of directors also considered the historical amounts of equity awards granted by our company in 2020, our first year as a publicly-traded company. In 2020, equity awards representing a total of approximately 4,296,121 shares were granted under our 2020 Incentive Award Plan, for an annual equity burn rate of 10.5%. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of shares outstanding at the end of the period. We have not yet issued any shares under the Existing ESPP.
•In 2020, our first year as a publicly-traded company, our end of year overhang rate was 15.5%. If the Restated ESPP is approved, we expect our overhang at the end of 2021 will be approximately 22.2%. Overhang for this purpose is calculated by dividing (1) the sum of the number of shares subject to equity awards outstanding at the end of the fiscal year (including the unvested Corporate Conversion Awards) plus shares remaining available for future award grants under our equity plans at the end of the fiscal year by (2) the number of common shares outstanding at the end of the fiscal year.
•In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our board of directors has determined that the size of the share reserve under the Restated ESPP is reasonable and appropriate at this time. Our board of directors will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated ESPP.

Summary of the Restated ESPP
The principal features of the Restated ESPP are summarized below, but the summary is qualified in its entirety by reference to the Restated ESPP itself, which is attached as Appendix A to this proxy statement.
Purpose
The purpose of the Restated ESPP is to assist our eligible employees in acquiring a stock ownership interest in our company and to help our eligible employees provide for their future security and to encourage them to remain in our employment.
Securities Subject to the Restated ESPP
A total of 2,000,000 shares of our common stock will be authorized for issuance under the Restated ESPP. The foregoing share number may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Adjustments.”
Administration
The compensation committee of our board of directors (the “plan administrator”) administers the Restated ESPP and has the final power to construe and interpret both the Restated ESPP and the rights granted under it. The plan administrator has the power, subject to the provisions of the Restated ESPP, to determine when and how rights to purchase shares of common stock will be granted and the provisions of each offering of such rights. For purposes of the Restated ESPP, the plan administrator may designate separate offerings under the Restated ESPP, the terms of which need not be identical, in which eligible employees of one or more designated subsidiaries will participate, even if the dates of the applicable offering periods in each such offering are identical; provided, however, that all participants granted purchase rights in an offering which are intended to comply with Section 423 of the Code will have the same rights and privileges within the meaning of Section 423 of the Code. In addition, the plan administrator has the power to settle all controversies regarding the Restated ESPP and purchase rights granted under it.
The plan administrator may adopt sub-plans, appendices, rules and procedures relating to the operation and administration of the Restated ESPP to facilitate participation in the Restated ESPP by employees who are foreign nationals or employed outside the U.S.
Eligibility
Only our employees and employees of any of our subsidiaries designated by the plan administrator may participate in the Restated ESPP. Only employees of majority-owned subsidiary corporations (within the meaning of Section 423 of the Code) may participate in the Restated ESPP. Directors who are not employees are not eligible to participate. The plan administrator has the authority to limit participation to those individuals who have been customarily employed more than 20 hours per week and more than five months per calendar year on the first day of an offering. In addition, the plan administrator may require that each employee has been continuously employed for such period preceding the grant as the plan administrator may require, but in no event will the required period of continuous employment be greater than two years. Finally, the plan administrator also has the power to exclude our officers who are “highly compensated” as defined in the Code. No employee is eligible to participate in the Restated ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock (or any of our parent or subsidiary corporations). Participation in the Restated ESPP is further subject to the eligibility requirements of Section 423 of the Code.
If the grant of a purchase right under the Restated ESPP to any employee of a designated subsidiary who is a citizen or resident of a foreign jurisdiction would be prohibited under the laws of such foreign jurisdiction or the grant of a purchase right to such employee in compliance with the laws of such foreign jurisdiction would cause the Restated ESPP to violate the requirements of Section 423 of the Code, then, as determined by the plan administrator in its sole discretion, such employee will not be permitted to participate in the Restated ESPP.
Eligible employees become participants in the Restated ESPP by enrolling and authorizing payroll deductions by the deadline established by the plan administrator prior to the relevant offering date. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.
As of March 12, 2021, there were 137 employees who were eligible to participate in the Existing ESPP had offerings been in effect on such date and who would have been eligible to participate in the Restated ESPP if it had been in effect on such date.
Participation in an Offering
Offering Periods and Purchase Periods. The Restated ESPP is implemented by offerings of rights to all eligible employees from time to time. Under applicable law and the terms of the Restated ESPP, the maximum length for an offering period under the Restated ESPP is 27 months. Each offering period consists of one or more purchase dates as determined by the plan administrator. Pursuant to the terms of our current offering periods under the Restated ESPP, a new offering period will automatically begin on each April 1 and October 1 over the term of the Restated ESPP and will be 6 months in duration. Each new offering period will include one purchase period of equal length, with purchases occurring on the last trading day of a purchase period. The Restated ESPP allows for concurrent offerings, but an eligible employee may enroll in only one offering at a time.
Enrollment in the Restated ESPP. Eligible employees enroll in the Restated ESPP by delivering to us an agreement authorizing payroll deductions in an amount up to the maximum amount approved by the plan administrator. Pursuant to the Restated ESPP, such payroll deductions will be limited to up to 20% of an employee’s eligible cash compensation during the offering. A participant may increase or decrease his or her participation level at any time with such change to be effective during the first payroll period that is at least 5 days after receipt of the employee’s request to change his or her participation level. A participant may also increase or decrease his or her participation level to be effective in a subsequent purchase period or offering period in accordance with procedures established by us. The plan administrator may determine to limit the number of changes a participant may make to his or her payroll deduction elections. All payroll deductions made for a participant are credited to the participant’s account under the Restated ESPP and are included with the general funds of the Company, unless otherwise required by applicable law. Funds received upon sales of stock under the Restated ESPP are used for general corporate purposes. In general, no interest will be paid on participant accounts.
Purchase Price. Unless otherwise determined by the plan administrator, the purchase price of the shares will be 85% of the lower of the fair market value of our common stock on the first day of the offering period or on the applicable purchase date (provided that the purchase price will not be less than 85% of the lower of the fair market value of our common stock on the first day of the offering period or on the applicable purchase date). The fair market value per share of our common stock under the Restated ESPP is generally the closing sale price of our common stock on the Nasdaq Stock Market on the date for which fair market value is being determined or, if there is no closing sales price for a share of our common stock on the date in question, the closing sales price for a share of common stock on the last preceding date for which such quotation exists. The closing price per share of our common stock on the Nasdaq Stock Market on March 12, 2021, was $50.85.
Purchase of Stock. In connection with offerings made under the Restated ESPP, the plan administrator may specify from time to time a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. In addition, no employee may purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans (intended to qualify as such under Section 423(b) of the Code) of our company and its parent and subsidiary corporations for each calendar year in which the purchase rights are outstanding at any time. Pursuant to the Restated ESPP, the maximum number of shares that may be purchased by any single participant during any offering period or on any given purchase date is 100,000 shares. If the aggregate number of shares to be purchased upon exercise of all outstanding purchase rights would exceed the foregoing limits, then the plan administrator may make a uniform and equitable allocation of available shares.
Participation in and Withdrawal from the Restated ESPP. Enrolled employees will automatically participate in subsequent offerings, provided the participant has not withdrawn from the Restated ESPP, continues to meet the eligibility requirements, and has not terminated employment with us. A participant may withdraw from a given offering without affecting his or her eligibility to participate in future offerings under the Restated ESPP. Upon any withdrawal from an offering by the participant, we will distribute to the participant his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the participant’s behalf during such offering, and such employee’s rights in the offering will be automatically terminated.
Termination of Employment. Unless otherwise specified by the plan administrator, a participant’s rights under any offering under the Restated ESPP terminate immediately upon cessation of an employee’s employment for any reason (subject to any post-employment participation period required by law), and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.
Adjustments
In the event of any dividend or other distribution, change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, sale of securities, or other similar corporate transaction or event, affects our common stock such that an adjustment is determined to be appropriate in order to prevent dilution or enlargement of benefits under the Restated ESPP, the plan administrator shall make equitable adjustments, if any, to reflect such changes in the number of shares reserved under the Restated ESPP, the per offering period and per purchase period share limits and the price per share and number of shares of our common stock covered by each outstanding right . Such adjustments will be made by the plan administrator of the Restated ESPP, whose determination in that respect will be final, binding and conclusive (provided that no adjustment will be permitted if it would cause the Restated ESPP to fail to satisfy the requirements of Section 423 of the Code).
In the event of certain significant transactions or a change in control (as defined in the Restated ESPP), the administrator of the Restated ESPP may provide for (1) either the replacement or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights. Under the Restated ESPP, a change in control has the same definition as given to such term in the Existing ESPP.
Transferability. A participant may not transfer rights granted under the Restated ESPP other than by will, the laws of descent and distribution.
Amendment and Termination. The plan administrator of the Restated ESPP may amend, suspend or terminate the Restated ESPP. However, stockholder approval of any amendment to the Restated ESPP will be obtained for any amendment which changes the aggregate number or type of shares that may be sold pursuant to rights under the Restated ESPP, changes the corporations or classes of corporations whose employees are eligible to participate in the Restated ESPP, changes the Restated ESPP in any manner that would cause the Plan to fail to be an employee stock purchase plan within the meaning of Section 423(b) of the Code, or is required under applicable law or stock exchange rules. The Restated ESPP will continue in effect until terminated by our board of directors or the share reserve is exhausted.
Federal Income Tax Consequences Associated with the Restated ESPP
The material federal income tax consequences of the Restated ESPP under current U.S. federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated ESPP. The following discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed due to the fact that they may vary depending on individual circumstances and from locality to locality.
The Restated ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Restated ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Restated ESPP (i.e., the first day of the offering period). In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant will generally be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the first day of the offering period during which the shares were purchased and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or his or her estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (2) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.
If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, then the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and we will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, then the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and we will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sale price of the shares and the fair market value of the shares on the date of purchase.
We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized upon a sale or disposition of shares prior to the expiration of the holding periods described above.
Plan Benefits and New Plan Benefits
We have not issued any purchase rights under the Existing ESPP, and no shares have been issued to date under the Existing ESPP. Because the number of shares that may be purchased under the Restated ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.
Vote Required
This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan.

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Anthony Y. Sun, M.D. (1)	49	President, Chief Executive Officer and Director
Melissa B. Epperly (2)	43	Chief Financial Officer and Treasurer
Kevin D. Bunker, Ph.D. (3)	49	Chief Operating Officer
Alexis M. Pinto, J.D. (4)	54	Chief Legal Officer and Secretary
Dimitris Voliotis, M.D. (5)	57	Senior Vice President, Clinical Development

(1)    See biography on page 11 of this proxy statement.
(2)    Melissa B. Epperly has served as our Chief Financial Officer and Treasurer since September 2019. From June 2018 to August 2019, Ms. Epperly served as Chief Financial Officer at PsiOxus Therapeutics Ltd, a clinical-stage gene therapy cancer company, where she led the company’s financial operations. Prior to joining PsiOxus, Ms. Epperly served as Chief Financial Officer and head of Business Development at R-Pharm US, a commercial-stage oncology company, from October 2015 to June 2018, where she led the company’s financial operations and business development activities. From 2012 to 2015, Ms. Epperly served as a Director at Anchorage Capital Group, a credit-focused hedge fund. Previously, Ms. Epperly was a Vice President at Goldman Sachs in equity research in New York and London, a management consultant with Bain & Company, and a healthcare investment banker at Morgan Stanley. She received an M.B.A. from Harvard Business School and a B.A. in Biochemistry and Economics from the University of Virginia.
(3)    Kevin Bunker, Ph.D., has served as our Chief Operating Officer since 2015. Dr. Bunker serves as Chief Scientific/Operations Officer of Kalyra Pharmaceuticals, Inc., or Kalyra, a small molecule drug discovery and development company, a position he has held since founding the company in 2011. Dr. Bunker also currently serves as a member of the boards of directors of Kalyra and Zentera Therapeutics, our majority-owned joint venture in China. From 2006 to 2011, prior to founding Kalyra, Dr. Bunker was part of the medicinal chemistry department at Pfizer, including as a Senior Scientist, where he made meaningful contributions to Pfizer’s drug discovery research group in La Jolla, California. Dr. Bunker received his B.S. in chemistry from Arizona State University and his Ph.D. in Organic Chemistry from the University of California, San Diego. He also held a post-doctorate position as a research associate at The Scripps Research Institute under the direction of Professor Dale Boger.
(4)    Alexis M. Pinto, J.D., has served as our Chief Legal Officer since August 2020 and as Secretary since March 2021. Prior to joining Zentalis, Ms. Pinto served as Corporate Vice President and Corporate Secretary at Celgene Corporation, a global pharmaceutical company focusing on therapies to treat cancer and inflammatory diseases. During her tenure with Celgene, from 2015 to 2020, she led the company's legal operations in support of business development and strategy, executive compensation and securities, in addition to her role as Corporate Secretary. From 1997 to 2015, Ms. Pinto served in various roles at Merck & Co., Inc. During her tenure with Merck, Ms. Pinto held positions of increasing responsibility and scope in the areas of business development, mergers and acquisitions, labor and employment, licensing and vaccines. Prior to moving into the life sciences industry, Ms. Pinto was at Paul, Hastings, Janofsky & Walker LLP. She received her J.D. from the University of Virginia School of Law and her B.A. from the University of Virginia.

(5)    Dimitris Voliotis, M.D., has served as our Senior Vice President of Clinical Development since March 2020. Prior to joining Zentalis, Dr. Voliotis was Chief Development Officer at CureVac AG, a biopharmaceutical company that develops therapies based on messenger RNA, a position he held beginning in January 2019. At CureVac AG, Dr. Voliotis oversaw preclinical and clinical development activities for prophylactic vaccines, rare diseases/molecular therapies and oncology. From January 2016 to January 2019, Dr. Voliotis served as Senior Vice President and Head of Global Clinical Development in the Oncology Business Group at Eisai Inc., a pharmaceutical company focused on therapeutic areas of oncology and neurology. From 2014 to 2106, Dr. Voliotis served as Vice President, Therapeutic Area Head and Head of Global Clinical Research Oncology at Eisai Inc.. Prior to joining Eisai, Dr. Voliotis served in various leadership positions at Bayer Healthcare from 2001 to 2014, including most recently as Vice President and Head of Global Development Specialty Medicine/Oncology. Dr. Voliotis received his M.D. and his dissertation from the University of Cologne Medical School and is board certified in Medical Oncology & Hematology and Internal Medicine.

CORPORATE GOVERNANCE
General
Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com, or by writing to our Secretary at our offices at 530 Seventh Avenue, Suite 2201, New York, New York 10018.
Board Composition
Our Board of Directors currently consists of six members: Kimberly Blackwell, M.D., Cam S. Gallagher, David M. Johnson, Enoch Kariuki, Pharm.D., Anthony Y. Sun, M.D. and Karan S. Takhar. As set forth in our Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.
Director Independence
Kimberly Blackwell, David M. Johnson, Enoch Kariuki, Pharm.D. and Karan S. Takhar each qualify as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including that Mr. Takhar is affiliated with one of our significant stockholders. Cam S. Gallagher and Anthony Y. Sun, M.D., are not independent. David E. Goel, one of our former directors, qualified as independent during the period he served on our Board of Directors in 2020 until his departure on June 26, 2020. There are no family relationships among any of our directors or executive officers.
Director Candidates
The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director. Kimberly Blackwell, M.D., one of our Class I Director nominees, was recommended by several of our executive officers. Enoch Kariuki, Pharm.D., our other Class I Director nominee, was recommended by several non-management directors.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly-held company; strong finance experience; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly-held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, Zentalis Pharmaceuticals, Inc., 530 Seventh Avenue, Suite 2201, New York, New York 10018. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as she considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors in writing: c/o Secretary, Zentalis Pharmaceuticals, Inc., 530 Seventh Avenue, Suite 2201, New York, New York 10018.
Board Leadership Structure and Role in Risk Oversight
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. At the current time, Anthony Y. Sun, M.D., our President and Chief Executive Officer, serves as Chairman of the Board. Our Board of Directors has determined that combining the roles of Chairman of the Board and Chief Executive Officer is best for our company and our stockholders at this time because it promotes unified leadership by Dr. Sun and allows for a single, clear focus for management to execute the Company’s strategy and business plans. If the Chairman of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide for the appointment by the independent directors of a Lead Director. The independent directors have appointed David M. Johnson as the Lead Director. The Lead Director’s responsibilities include, but are not limited to, presiding over all meetings of the Board of Directors at which the Chairman of the Board is not present, including any executive sessions of the independent directors, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chairman of the Board. Our Board of Directors is comprised of individuals with extensive experience with the biotechnology and pharmaceutical industries and, with the exception of Dr. Sun and Mr. Gallagher, is comprised of directors who meet the independence standards of Nasdaq. For these reasons and because of the strong leadership of Dr. Sun as Chairman of the Board and Chief Executive Officer and the counterbalancing role of the Lead Director, our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board of Directors at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including business continuity risks, such as risks relating to the COVID-19 pandemic. The Audit Committee monitors compliance with legal and regulatory requirements, discusses the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, oversees management of the Company’s financial and cybersecurity risks, and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the risks relating to our corporate governance framework and succession planning for our Board of Directors and senior management. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Code of Ethics
We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.zentalis.com, in the “Investors & Media” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.
Anti-Hedging Policy
Our Board of Directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director or employee to no longer have the same objectives as the Company’s other stockholders.
  Attendance by Members of the Board of Directors at Meetings
There were six meetings of the Board of Directors during the fiscal year ended December 31, 2020. During the fiscal year ended December 31, 2020, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. Prior to the consummation of our IPO, the board of directors of Zentalis Pharmaceuticals, LLC also met six times during the fiscal year ended December 31, 2020.
Under our Corporate Governance Guidelines, which is available in the “Corporate Governance” section of the “Investors & Media” page of our website at www.zentalis.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chairman of the Board or the Chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that, absent compelling circumstances, directors will attend the Annual Meeting.

COMMITTEES OF THE BOARD
Our Board has established three standing committees—Audit, Compensation and Nominating and Corporate Governance—each of which operates under a written charter that has been approved by our Board and that is available in the “Corporate Governance” section of the “Investors & Media” page of our website located at www.zentalis.com.
The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Kimberly Blackwell, M.D.			X
David M. Johnson	X	X	Chairperson
Enoch Kariuki, Pharm.D..	Chairperson
Karan S. Takhar	X	Chairperson	X
Audit Committee
Our Audit Committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•to the extent necessary, determining the rotation of our independent registered public accounting firm, the lead audit partner and any other active audit engagement team;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•discussing our risk management policies;
•establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
•meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions;
•periodically reviewing our investment policy; and
•preparing the audit committee report required by the SEC rules (which is included on page 13 of this proxy statement).
The members of the Audit Committee are Mr. Johnson, Dr. Kariuki and Mr. Takhar. Dr. Kariuki serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Johnson, Dr. Kariuki and Mr. Takhar is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.
The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that each of Mr. Johnson, Dr. Kariuki and Mr. Takhar qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.
The Audit Committee met five times in 2020.

Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:
•reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to the Board of Directors with respect to director compensation;
•reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
•working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers; and
•preparing the annual compensation committee report, to the extent required by SEC rules.
The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. During 2020, the Compensation Committee engaged Anderson Pay Advisors LLC, a compensation consulting firm (“Anderson”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Anderson comparing our compensation to that of a group of peer companies within our industry and met with Anderson to discuss our executive and non-employee director compensation and to receive input and advice. Anderson reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Anderson and has determined that Anderson’s work does not raise a conflict of interest.
The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.
The members of our Compensation Committee are Mr. Johnson and Mr. Takhar. Mr. Takhar serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.
The Compensation Committee met one time in 2020.

Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee’s responsibilities include:
•    identifying individuals qualified to become board members;
•    recommending to the Board of Directors the persons to be nominated for election as directors and to each board committee;
•    developing and recommending to the Board of Directors corporate governance principles; and
•    overseeing an annual evaluation of the Board of Directors.
The members of our Nominating and Corporate Governance Committee are Dr. Blackwell, Mr. Johnson and Mr. Takhar. Mr. Johnson serves as the Chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
The Nominating and Corporate Governance Committee did not meet in 2020.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below, whom we refer to as our “NEOs.” For 2020, our NEOs and their positions were as follows:
•Anthony Sun, President and Chief Executive Officer
•Kevin Bunker, Ph.D., Chief Operating Officer
•Alexis M. Pinto, Chief Legal Officer
2020 Summary Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our NEOs for services rendered for the years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	All other compensation ($)	Total ($)
Anthony Sun, M.D. President and Chief Executive Officer	2020	561,232	-	8,100,645 (2)	5,986,469	287,375	108,678(3)	15,044,399
	2019	455,091	-	-	918,000(4)	204,971	-	1,577,882
Kevin Bunker, Ph.D. Chief Operating Officer	2020	428,771	-	2,580,864(5)	2,993,235	179,550	91,174(6)	6,273,594
	2019	360,024	-	-	275,400(4)	144,010	-	779,434
Alexis M. Pinto Chief Legal Officer (7)	2020	136,923	-	-	6,234,468	152,000	10,511(8)	6,533,902
			-
(1) Represents the grant date fair value of stock and option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the NEOs computed as of the applicable grant date in accordance with Financial Accounting Standards, Standard Board Accounting Codification Topic 718 for stock-based compensation transactions (ASC 718). Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021. This amount does not reflect the actual economic value that will be realized by the NEOs upon the vesting or exercise of the awards or the sale of the common stock underlying such awards.
(2) For Dr. Sun, includes (i) 303,392 restricted stock units awarded on April 7, 2020 with a grant date fair value of $7,205,560 and (ii) 2,514,286 shares of restricted stock granted to Dr. Sun by Zentera Therapeutics (Cayman), Ltd. (“Zentera”), our majority-owned joint venture, on April 22, 2020, with a grant date fair value of $895,085. Dr. Sun serves as Chief Executive Officer and a member of the board of directors of Zentera.
(3) Represents (i) a bonus of $809 to assist with working from home, (ii) a $250 holiday bonus, (iii) group term life insurance premiums paid by the company of $180, and (iv) a payment of $107,439 for accrued paid time off paid to Dr. Sun during 2020.
(4) Represents the grant date fair value of Class B common units issued as “profits interests” in Zentalis Pharmaceuticals, LLC computed in accordance with FASB ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021. These Class B common units were intended to constitute profits interests for U.S. federal income tax purposes. Despite the fact that the Class B common units did not require the payment of an exercise price, for purposes of this table we believe they are most similar economically to stock options and are properly classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” These Class B common units converted into Conversion Restricted Stock Awards in connection with the Corporate Conversion, as described below.
(5) For Dr. Bunker, includes (i) 99,246 restricted stock units awarded on April 7, 2020 with a grant date fair value of $2,357,093 and (ii) 628,571 shares of restricted stock granted to Dr. Bunker by Zentera on April 22, 2020, with a grant date fair value of $223,771. Dr. Bunker serves as a member of the board of directors of Zentera.
(6) Represents (i) a bonus of $764 to assist with working from home, (ii) a $250 holiday bonus, (iii) group term life insurance premiums paid by the company of $180 and (iv) a payment of $89,980 for accrued paid time off paid to Dr. Bunker during 2020.
(7) Ms. Pinto commenced employment in August 2020, and her base salary reflects a pro-rated base salary for the portion of the year she was employed by us.

(8) Represents (i) a $250 holiday bonus, (ii) group term life insurance premiums paid by the company of $191 and (iv) a payment of $10,069 for accrued paid time off paid to Ms. Pinto during 2020.
Narrative Disclosure to Compensation Tables
The primary elements of compensation for our NEOs are base salary, annual performance bonuses and equity awards. The NEOs also participate in employee benefit plans and programs that we offer to our other employees as described below.
Annual Base Salary
We pay our NEOs a base salary to compensate them for the satisfactory performance of services rendered to us. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our NEOs have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
The base salaries for Drs. Sun and Bunker for 2020 were $550,000 and $420,000, respectively. Dr. Sun’s base salary was increased from $455,091 to $550,000 upon the consummation of our IPO, with retroactive effect as of January 1, 2020. Dr. Bunker’s base salary was increased from $360,024 to $420,000 upon the consummation of our IPO, with retroactive effect as of January 1, 2020.
Ms. Pinto’s base salary for 2020 was $400,000 and was set in connection with her commencement of employment.
Bonus Compensation
From time to time, our board of directors or compensation committee may approve bonuses for our NEOs based on individual performance, company performance or as otherwise determined appropriate.
For 2020, each NEO was eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our board of directors at the beginning of the year. These performance goals and objectives were used as a guide by our compensation committee in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year.
For 2020, corporate objectives fell into the following categories: clinical programs, financing matters, corporate development and strategic objectives. In evaluating management’s performance against our 2020 corporate goals, including the target exceeds goals, our compensation committee determined to award a corporate achievement level of 95% relative to those goals.
Pursuant to their respective employment agreements, each NEO has an established target annual bonus amount. The 2020 target annual bonus amounts for each NEO, expressed as a percentage of his or her annual base salary, were 55% for Dr. Sun, 45% for Dr. Bunker and 40% for Ms. Pinto.
For 2020, the compensation committee of our board of directors determined that Dr. Sun, Dr. Bunker and Ms. Pinto earned annual bonuses equal to 95% of their respective target amounts, resulting in payouts of $287,375, $179,550 and $152,000, respectively. Pursuant to her employment agreement, Ms. Pinto’s annual bonus was not prorated for 2020.
Equity-Based Incentive Awards
Our equity-based incentive awards are designed to align our interests and the interests of our stockholders with those of our employees and consultants, including our NEOs. In general, the board of directors or its compensation committee is responsible for approving equity grants. Our compensation committee has also delegated limited authority to Dr. Sun to approve equity grants to non-executive employees. Following our IPO, we generally award stock options and restricted stock unit awards to our employees, including our NEOs, as long-term incentive components of our compensation program. We typically grant stock options to new hires upon their commencing employment with us. Additionally, we may grant stock options and restricted stock units at such times as our board of directors determines appropriate. Generally, except for the IPO awards described below, our stock awards vest over four (4) years.
Corporate Conversion Awards
In connection with our IPO, Zentalis Pharmaceuticals, LLC converted into a Delaware corporation pursuant to a statutory conversion, and changed its name to Zentalis Pharmaceuticals, Inc. All holders of units of Zentalis Pharmaceuticals, LLC became holders of shares of common stock of Zentalis Pharmaceuticals, Inc., including Drs. Sun and Bunker. In this proxy statement, we refer to all transactions related to our conversion to a corporation as the Corporate Conversion.
Prior to our IPO, since the formation of Zentalis Pharmaceuticals, LLC, we granted equity awards in the form of Class B common unit awards pursuant to the Zentalis Pharmaceuticals, LLC Profits Interest Plan, or Profits Interest Plan, and a profits interest award agreement issued thereunder. These Class B common unit awards were intended to qualify as “profits interests” for U.S. federal income tax purposes entitling the holder to participate in our future appreciation from and after the date of grant of the applicable Class B common units. In connection with our IPO, the Class B common units were converted into shares of our common stock pursuant to the Corporate Conversion. All outstanding unvested Class B common units, including those held by Drs. Sun and Bunker, were converted into unvested shares of our restricted common stock on the basis of an exchange ratio that took into account the number of Class B common units held, the applicable threshold value applicable to such Class B common units and the value of the distributions that the holder would have been entitled to receive had Zentalis Pharmaceuticals, LLC been liquidated on the date of such conversion in accordance with the terms of the distribution “waterfall” set forth in the LLC Agreement. Vested Class B common units were similarly converted into shares of our common stock based on the same considerations. The unvested restricted shares of our common stock the NEOs received upon conversion of unvested Class B common units continue to vest in accordance with the same vesting schedule applicable to the Class B common units and are collectively referred to in this proxy statement as the “Conversion Restricted Stock Awards.” The Conversion Restricted Stock Awards are evidenced by individual restricted stock agreements and were not issued under our 2020 Incentive Award Plan, or the 2020 Plan. We ceased granting awards under the Profits Interest Plan following the IPO.
Upon conversion of the Class B common stock units pursuant to the Corporate Conversion, the number of shares of vested and unvested common stock issued to Drs. Sun and Bunker based on their vested and unvested awards as of April 2, 2020, was as follows: Dr. Sun, 119,749 vested shares of common stock and 305,372 restricted shares; and Dr. Bunker, 342,774 vested shares of common stock and 102,630 restricted shares.
Dr. Sun’s unvested restricted shares vest as follows: 110,171 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on February 13, 2018, which was scheduled to vest over four (4) years commencing on such date, with 25% vesting on February 13, 2019 and the remainder vesting in equal monthly installments over the three (3) years thereafter, which restricted shares will be fully vested on February 13, 2022; and 195,201 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on December 3, 2019, which was scheduled to vest as to 25% of such award on September 6, 2020, and the remainder vesting in equal monthly installments over the three (3) years thereafter, which restricted shares will be fully vested on September 6, 2023. The restricted shares are subject to accelerated vesting under the terms of Dr. Sun’s employment agreement, as described below.
Dr. Bunker’s unvested restricted shares vest as follows: 44,069 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on March 1, 2018, which was scheduled to vest over four (4) years commencing on such date, with 25% vesting on February 13, 2019 and the remainder vesting in equal monthly installments over the three (3) years thereafter, which restricted shares will be fully vested on February 13, 2022; and 58,561 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on December 3, 2019, which was scheduled to vest as to 25% of such award on September 6, 2020, and the remainder vesting in equal monthly installments over the three (3) years thereafter, which restricted shares will be fully vested on September 6, 2023. The restricted shares are subject to accelerated vesting under the terms of Dr. Sun’s employment agreement, as described below.
IPO-Related Equity Grants
In connection with our IPO, we adopted our 2020 Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which we believe is essential to our long-term success. In connection with our IPO, we granted stock options and restricted stock unit awards under the terms of the 2020 Plan to Drs. Sun and Bunker and other key employees.
In connection with the Corporate Conversion, including the conversion of vested and unvested Class B common units into vested and unvested shares of our common stock, respectively, our board of directors approved the issuance of restricted stock units to each holder of our Class B common units that remained employed by, or providing services to, us on the date of the Corporate Conversion, including our executive officers and non-employee directors (the “Eligible RSU Recipients”). Each Eligible RSU recipient received a number of restricted stock units equal to the difference between the number of Class B common units held by them immediately prior to the Corporate Conversion and the resulting number of shares of common stock that was issued to them in connection with the Corporate Conversion. The restricted stock units were granted effective on April 7, 2020. The restricted stock units were granted under the 2020 Plan, and each restricted stock represents the right to receive, upon vesting, one share of our common stock.
Drs. Sun and Bunker received 303,392 and 99,246 restricted stock units in connection with our IPO, respectively. The restricted stock units granted to Drs. Sun and Bunker vest as follows: 50% of the restricted stock units vested on December 2, 2020, 25% of the restricted stock units will vest on April 2, 2021, and 25% of the restricted stock unit will vest on July 2, 2021, subject to continued employment or service through the applicable vesting dates. All of the restricted stock units are subject to accelerated vesting upon a termination of the individual by us without “cause”, resignation for “good reason”, or upon a termination due to death or “disability”, each as defined in the 2020 Plan, subject to the individual’s continued employment or service through the applicable vesting dates.
Effective April 2, 2020, our board of directors approved grants of stock options pursuant to the 2020 Plan to Drs. Sun and Bunker in connection with our IPO as follows: Dr. Sun, options to purchase 500,000 shares of common stock; and Dr. Bunker, options to purchase 250,000 shares of common stock. These stock options have an exercise price per share equal to $18.00, which was the initial public offering price per share of our common stock, and vest as to 25% of the shares underlying the option on the one-year anniversary of the grant date and monthly thereafter in equal installments until fully vested at the fourth (4th) anniversary of the grant date, subject to the recipient’s continued service through the applicable vesting dates. The stock options are subject to accelerated vesting under the terms of Dr. Sun’s employment agreement, as described below.

New Hire Award to Ms. Pinto
In connection with her commencement of employment in August 2020, Ms. Pinto received options to purchase 275,000 shares of common stock, which options vest and become exercisable with respect to 25% of the underlying shares on the one-year anniversary of the grant date, and with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six (36) months. The stock options are subject to accelerated vesting upon Ms. Pinto’s involuntary termination following a change in control.
Please refer to the “Outstanding Equity Awards at 2020 Fiscal Year End” table below for information regarding the equity awards we granted to our NEOs during 2020.
Employment Agreements with our Named Executive Officers
Below are written descriptions of our employment agreements with each of our NEOs. Each of our NEOs’ employment is “at will” and may be terminated at any time.
Employment Agreement with Dr. Sun
Through our subsidiary, Zeno Management, Inc., or Zeno Management, we have entered into an employment agreement with Dr. Sun setting forth the terms of his employment as our President and Chief Executive Officer. Dr. Sun’s employment agreement was most recently amended and restated effective October 1, 2020. Pursuant to his amended and restated employment agreement, Dr. Sun is entitled to an annual base salary of $550,000, which amount is subject to annual review by, and at the sole discretion of, our board of directors or its designee, and he is eligible to earn an annual performance-based bonus with a target amount equal to 55% of his annual base salary.
Pursuant to his employment agreement, if we terminate Dr. Sun’s employment other than for cause (as defined below) or Dr. Sun terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the company and his continued compliance with the restrictive covenants set forth in his employment agreement: (1) his fully earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) a payment equal to twelve (12) months of his then-current base salary, payable in a lump sum sixty (60) days following the termination date; (3) a payment equal to his prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum sixty (60) days following the termination date; and (4) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the expiration of twelve (12) months following his termination date, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment. In the event such termination occurs within eighteen (18) months following a change in control, the references to twelve (12) months in clauses (2) and (4) will be increased to eighteen (18) months, and Dr. Sun will be entitled to a lump-sum payment equal to 150% of his full target bonus for the year in which the termination occurs in lieu of the amount reference in clause (3). In the event of such termination at any time following a change in control, all of Dr. Sun’s stock awards will immediately vest in full.
In the event we terminate Dr. Sun’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.
Employment Agreement with Dr. Bunker
Zeno Management has entered into an employment agreement with Dr. Bunker setting forth the terms of his employment as our Chief Operating Officer. Dr. Bunker’s employment agreement was most recently amended and restated effective October 1, 2020. Pursuant to the amended and restated agreement, Dr. Bunker is entitled to an annual base salary of $420,000, which amount is subject to annual review by and at the sole discretion of our board of directors or its designee, and he is eligible to earn an annual performance-based bonus with a target amount equal to 45% of his annual base salary.
Pursuant to his employment agreement, if we terminate Dr. Bunker’s employment other than for cause (as defined below) or Dr. Bunker terminates his employment for good reason (as defined below), he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the company and his continued compliance with the restrictive covenants set forth in his employment agreement: (1) his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) a payment equal to twelve (12) months of his then-current base salary, payable in a lump sum sixty (60) days following the termination date; (3) a payment equal to his prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum sixty (60) days following the termination date; and (4) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the expiration of twelve (12) months following his termination date, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment. In the event such termination occurs within eighteen (18) months following a change in control, Dr. Bunker will be entitled to a lump-sum payment equal to his full target bonus for the year in which the termination occurs under clause (3), without proration. In the event of such termination at any time following a change in control, all of Dr. Bunker’s stock awards will immediately vest in full.
In the event we terminate Dr. Bunker’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.
Employment Agreement with Ms. Pinto
On August 31, 2020, Zeno Management entered into an employment agreement with Ms. Pinto setting forth the terms of her employment as our Chief Legal Officer. Pursuant to the agreement, Ms. Pinto is entitled to an annual base salary of $400,000, which amount is subject to annual review by, and at the sole discretion of, our board of directors or its designee, and she is eligible to earn an annual performance-based bonus with a target amount equal to 40% of her annual base salary.
Pursuant to her employment agreement, if we terminate Ms. Pinto’s employment other than for cause (as defined below) or Ms. Pinto terminates her employment for good reason (as defined below), she is entitled to the following payments and benefits, subject to her timely execution and non-revocation of a general release of claims in favor of the company and her continued compliance with the restrictive covenants set forth in her employment agreement: (1) her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled; (2) a payment equal to nine (9) months of her then-current base salary, payable in a lump sum sixty (60) days following the termination date; (3) a payment equal to her prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum sixty (60) days following the termination date; and (4) payment of the COBRA premiums for her and her eligible dependents until the earliest of (a) the expiration of nine (9) months following her termination date, (b) expiration of her eligibility for continuation coverage under COBRA, or (c) the date she becomes eligible for health insurance coverage in connection with her new employment. In the event such termination occurs within eighteen (18) months following a change in control, the references to nine (9) months in clauses (2) and (4) will be increased to twelve (12) months, and Ms. Pinto will be entitled to a lump-sum payment equal to her full target bonus for the year in which the termination occurs under clause (3), without proration. In the event of such termination at any time following a change in control, all of Ms. Pinto’s stock awards will immediately vest in full.
In the event we terminate Ms. Pinto’s employment for cause, she terminates her employment without good reason, or upon her death or permanent disability, she is entitled to receive only her fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which she is entitled.
 Defined Terms Applicable to NEO Employment Agreements
For purposes of the employment agreements with Drs. Sun and Bunker and Ms. Pinto, “cause” means any of the following: (1) the unauthorized use or disclosure of confidential information or trade secrets of the company or its affiliates or any material breach of a written agreement between the executive and the company or any affiliate, including without limitation a material breach of any employment, confidentiality, non-compete, non-solicit or similar agreement; (2) the commission of, indictment for or the entry of a please of guilty or nolo contendere to a felony under the laws of the United States or any state thereof or any crime involving dishonesty or moral turpitude (or any similar crime in any jurisdiction outside the United States); (3) gross negligence or willful misconduct or willful or repeated failure or refusal to substantially perform assigned duties; (4) any act of fraud, embezzlement, material misappropriation or dishonesty committed by the executive against the company or its affiliates; or (5) any acts, omissions or statements which the company reasonably determines to be materially detrimental or damaging to the reputation, operations, prospects or business relations of the company or its affiliates.
For purposes of the employment agreements with Drs. Sun and Bunker and Ms. Pinto, “good reason” means the occurrence of any of the following without the executive’s written consent: (1) a change in position or responsibilities that represents a substantial reduction in position or responsibilities as in effect immediately prior thereto; the assignment of any duties or responsibilities that are materially inconsistent with such position or responsibilities; or any removal from or failure to reappoint or reelect the executive to any of such positions, including, for Dr. Sun, his or her position as a member of our board of directors or the board of directors of Zeno Management, except in connection with the termination of the executive’s services for cause, as a result of his or her permanent disability (as defined in the applicable employment agreement) or death, or by the executive other than for good reason; provided, however, that, with respect to Drs. Sun and Bunker, neither a change in reporting relationship as a result of a change in control nor the fact that his or her reporting relationship is altered following a change in control because the company or its successor is a wholly-owned subsidiary of another entity following such change in control shall alone constitute good reason; (2) a material reduction in annual base salary; (3) the requirement that the executive be based at any place outside a 10-mile radius (50 miles for Dr. Bunker) of his or her then-current place of employment with the company prior to any such relocation, except for reasonably required travel on the company business; or (4) any material breach by the company or any affiliate of its obligations to him under any applicable employment or services agreement between the executive and the company or such affiliate.

Restrictive Covenant Obligations
Pursuant to their employment agreements, each of our NEOs is subject to covenants prohibiting solicitation of employees and consultants for one (1) year following termination and a perpetual non-disparagement covenant, in addition to obligations under our standard proprietary information and inventions assignment agreement.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2020.

	Option Awards					Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable(1)	Option exercise price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Anthony Sun, M.D.	4/2/2020	—	500,000	18.00	4/1/2030	—	—
	4/7/2020	—	—	—	—	151,696(3)	7,879,090
	2/13/2018	—	—	—	—	67,061(4)	3,483,148
	12/3/2019	—	—	—	—	134,201(5)	6,970,400
	4/22/2020	—	—	—	—	2,514,286(6)	4,480,458(7)

Kevin Bunker, Ph.D.	4/2/2020	—	250,000	18.00	4/1/2030	—	—
	4/7/2020	—	—	—	—	49,623(3)	2,577,419
	3/1/2018	—	—	—	—	26,825(4)	1,393,291
	12/3/2019	—	—	—	—	40,261(5)	2,091,156
	4/22/2020	—	—	—	—	628,571(6)	1,120,113(7)

Alexis M. Pinto	8/31/2020	—	275,000	34.40	8/30/2030	—	—
(1) The stock options vest and become exercisable with respect to 25% of the underlying shares on the one-year anniversary of the grant date and with respect to the balance of the shares in consecutive equal monthly installments over the following thirty-six (36) months, subject to the individual’s continued employment or service through the applicable vesting dates. In addition, the employment agreements with our NEOs provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment Agreements with our NEOs” above.
(2) The market value per share was calculated based on the closing price per share of our common stock on December 31, 2020 ($51.94).
(3) Represents restricted stock units granted on April 7, 2020, which will vest in two (2) equal installments on each of April 2, 2021 and July 2, 2021, subject to the individual’s continued employment or service through the applicable vesting dates. All of the restricted stock units are subject to accelerated vesting upon a termination of the individual by us without “cause”, resignation for “good reason”, or upon a termination due to death or “disability”, each as defined in the 2020 Plan, subject to the individual’s continued employment or service through the applicable vesting dates. For additional discussion, please see “—Equity-Based Incentive Awards” above.
(4) Represents Conversion Restricted Stock Awards issued upon conversion of unvested Class B common units in connection with our Corporate Conversion. The shares vest in equal monthly installments and will be fully-vested on February 13, 2022. In addition, the employment agreements with our NEOs and the award agreements evidencing the restricted stock provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment Agreements with our NEOs” above and “—Equity-Based Incentive Awards” above.
(5) Represents Conversion Restricted Stock Awards issued upon conversion of unvested Class B common units in connection with our Corporate Conversion. The shares vest in equal monthly installments and will be fully-vested on September 6, 2023. In addition, the employment agreements with our NEOs and the award agreements evidencing the restricted stock provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment Agreements with our NEOs” above and “—Equity-Based Incentive Awards” above.
(6) Represents shares of restricted stock of Zentera purchased by the NEO on April 22, 2020, which are subject to repurchase by Zentera at the original purchase price in the event of any termination of service. The restricted shares vest with respect to 25% of the underlying shares on the one-year anniversary of the issuance date and, with respect to the balance of the shares, in consecutive equal monthly installments over the following thirty-six (36) months, subject to the individual’s continued service through the applicable vesting dates. The shares vest on an accelerated basis in the event of Zentera’s termination of the NEO’s service without cause or upon a change in control of Zentera.
(7) The market value per share was calculated based on the fair market value per share of the ordinary shares of Zentera as of December 31, 2020 $1.782 based on third party valuations.
Other Elements of Compensation
Perquisites, Health, Welfare and Retirement Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on generally the same basis as all of our other employees. We do, however, pay the premiums for term life insurance for all of our employees, including our NEOs. We provide a 401(k) plan to our employees, including our NEOs, as discussed in the section below titled “401(k) plan.”
We do not provide significant perquisites or personal benefits to our NEOs. During 2020, our NEOs were eligible to receive a one-time bonus to assist with expenses incurred as a result of working from home and a $250 holiday bonus. All of our employees were eligible to receive the special work-from-home bonus and holiday bonus.
401(k) plan
We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our NEOs are eligible to participate in the 401(k) plan on the same basis as our other employees. The 401(k) plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code. The 401(k) plan provides that each participant may make pre-tax deferrals from his or her compensation up to the statutory limit, which is $19,500 for calendar year 2021. Participants that are fifty (50) years or older can also make “catch-up” contributions which, in calendar year 2020, may be up to an additional $6,500 above the statutory limit. We did not make any discretionary matching or profit-sharing contributions for 2020, although we did commence making matching contributions in 2021 under the 401(k) plan. Participant contributions are held and invested, pursuant to the participant’s instructions, by the plan’s trustee.
Nonqualified Deferred Compensation
We do not maintain nonqualified defined contribution plans or other nonqualified deferred compensation plans. Our board of directors may elect to provide our officers and other employees with non-qualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.
Termination or Change in Control Benefits
Our executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company. Each of our executive officers’ employment agreements entitles them to certain benefits upon a qualifying termination and certain benefits in connection with a change in control of our company. In addition, the award agreements evidencing the common stock issued upon conversion of the Class B common units in the Corporate Conversion, stock options and restricted stock unit awards granted to our executive officers provide for accelerated vesting under certain circumstances. For additional discussion, please see “—Employment Agreements with our NEOs” above and “—Equity-Based Incentive Awards” above.

Director Compensation
Director Compensation Table
The following table presents summary information regarding the total compensation that was awarded to, earned by or paid to our non-employee directors for services rendered during the year ended December 31, 2020. Mr. Gallagher served as a non-employee director until October 1, 2020, at which time he commenced employment with us as a non-executive employee in the role of Executive Director. For a description of the consulting and employment arrangements with Mr. Gallagher, please see “--Consulting and Employment Agreements with Cam Gallagher” below.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)(1)	All other compensation ($)	Total ($)
Cam S. Gallagher	20,000	1,745,102	1,126,881	447,149(2)	3,339,132
David E. Goel (3)	—	—	—	—	—
Karan S. Takhar (4)	—	—	—	—	—
David M. Johnson	69,375	1,225,191	754,200(5)	—	2,048,766
Kimberly Blackwell	27,500	—	1,314,098	—	1,341,598
(1) Represents the grant date fair value of stock and option awards granted in the applicable fiscal year. In accordance with SEC rules, this column reflects the aggregate fair value of the awards granted to the NEOs computed as of the applicable grant date in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021. This amount does not reflect the actual economic value that will be realized by the directors upon the vesting or exercise of the awards or the sale of the common stock underlying such awards.
As of December 31, 2020, the individuals listed in the table above held the following unvested stock awards: Mr. Gallagher, 95,000 stock options, 36,739 restricted stock units and 50,685 Conversion Restricted Shares; Mr. Johnson, 30,000 stock options, 38,691 restricted stock units and 35,111 Conversion Restricted Shares; and Ms. Blackwell, 42,000 stock options.
(2) Represents (i) $86,307 in base salary paid to Mr. Gallagher following his commencement of employment with us in October 2020, (ii) $129,200, representing Mr. Gallagher’s 2020 annual bonus payout, (iii) $225,000 in consulting fees paid to Mr. Gallagher during 2020 prior to his commencement of employment, (iv) a $250 holiday bonus, (v) $6,243 for accrued paid time off paid to Mr. Gallagher during 2020, and (vi) $149 in group term life insurance premiums paid by the company.
(3) Mr. Goel resigned from our board of directors effective June 26, 2020. Mr. Goel waived receipt of any compensation for his service as a non-employee director during 2020.
(4) Mr. Takhar waived receipt of any compensation for his service as a non-employee director during 2020.
(5) Includes the grant date fair value of 70,000 Class B common units issued as “profits interests” in Zentalis Pharmaceuticals, LLC computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 25, 2021. These Class B common units were intended to constitute profits interests for U.S. federal income tax purposes. Despite the fact that the Class B common units did not require the payment of an exercise price, for purposes of this table we believe they are most similar economically to stock options and are properly classified as “options” under the definition provided in Item 402(a)(6)(i) of Regulation S-K as an instrument with an “option-like feature.” These Class B common units converted into Conversion Restricted Stock Awards in connection with the Corporate Conversion, as described below.
Non-Employee Director Compensation Program; Initial Equity Awards in Connection with our IPO
In connection with our IPO, we implemented our non-employee director compensation program. The non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director receives an annual retainer of $40,000. A non-employee director serving as chairman of the board or lead independent director receives an additional annual retainer of $15,000. Non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $20,000, $15,000 and $10,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $10,000, $7,500 and $5,000, respectively.
Non-employee directors who are newly appointed or elected to the board will receive an initial grant of options to purchase 42,000 shares of our common stock, vesting over three (3) years, upon initial election to the board of directors. On the date of each annual meeting of our stockholders, each non-employee director will receive (1) an annual grant of options to purchase 15,000 shares of our common stock (22,500 shares of our common stock for any non-employee director serving as chairman of the board or lead independent director), vesting over twelve (12) months following the date of grant, and (2) an annual grant of 5,000 RSUs (7,500 RSUs for any non-employee director serving as chairman of the board or lead independent director, vesting on the first to occur of (A) the first anniversary of the grant date or (B) the next occurring annual meeting of our stockholders.

In addition, pursuant to the non-employee director compensation program, on April 2, 2020, each of Mr. Johnson and Mr. Gallagher received a grant of stock options pursuant to the 2020 Plan in connection with our IPO (30,000 shares of our common stock for Mr. Johnson and 20,000 shares of our common stock for Mr. Gallagher). These stock options have an exercise price per share equal to $18.00, and vest in twelve (12) equal monthly installments following the date of grant.
Our board of directors approved an additional grant of stock options to purchase 75,000 shares of our common stock pursuant to the 2020 Plan to Mr. Gallagher in connection with our IPO in connection with his service as our Executive Director. The stock options are subject to accelerated vesting in the event of Mr. Gallagher’s termination of employment or service without cause.
Effect of Corporate Conversion on Class B Common Units Held by Non-Employee Directors; Restricted Stock Unit Awards
Messrs. Gallagher and Johnson are the only non-employee directors who held Class B common units issued under our Profits Interest Plan prior to the IPO. In connection with Corporate Conversion and the resulting conversion of the Class B common units to shares of our common stock on April 2, 2020, Messrs. Gallagher and Johnson were issued the following: Mr. Gallagher, 42,577 vested shares of common stock and 78,214 restricted shares; and Mr. Johnson, 1,897 vested shares of common stock and 43,651 restricted shares.
Mr. Gallagher’s unvested restricted shares will vest as follows: 39,173 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on March 2, 2018, which was scheduled to vest in equal monthly installments over a period of four (4) years commencing on February 13, 2018, which restricted shares will be fully-vested on February 13, 2022; and 39,041 of the restricted shares were issued to him in respect of the conversion of his Class B common unit award granted on December 3, 2019, which was scheduled to vest as to 25% of such award on September 6, 2020, and the remainder in equal monthly installments over the remaining vesting period, which restricted shares will be fully-vested on September 6, 2023. The restricted shares are subject to accelerated vesting under the terms of Mr. Gallagher’s employment agreement, as described below.
The restricted shares were issued to Mr. Johnson in respect of the conversion of his Class B common unit award granted on January 6, 2020, which was scheduled to vest in forty-eight (48) equal monthly installments over a period of four (4) years commencing on January 6, 2020, which restricted shares will be fully-vested on January 6, 2024. The restricted shares are subject to accelerated vesting in the event of Mr. Johnson’s removal from the board without cause and upon a change in control.
In connection with the Corporate Conversion, our board of directors approved the issuance of 73,478 and 51,587 restricted stock units to Messrs. Gallagher and Johnson, respectively. The restricted stock units granted to Mr. Gallagher vest as follows: 50% of the restricted stock units vested on December 2, 2020, 25% of the restricted stock units will vest on April 2, 2021, and 25% of the restricted stock unit will vest on July 2, 2021, subject to continued employment or service through the applicable vesting dates. The restricted stock units granted to Mr. Johnson vest as follows: 25% of the restricted stock units vested on December 2, 2020, 25% of the restricted stock units will vest on April 2, 2021, 25% of the restricted stock unit will vest on October 2, 2021, and 25% of the restricted stock units will vest on April 2, 2022, subject to continued employment or service through the applicable vesting dates. Mr. Gallagher’s restricted stock units are subject to accelerated vesting in the event of his termination by us without cause, his resignation for good reason, and upon his death or disability. Mr. Johnson’s restricted stock units are subject to accelerated vesting in the event of Mr. Johnson’s removal from the board without cause, upon his death or disability and upon a change in control.
Consulting and Employment Agreements with Cam Gallagher
Effective February 25, 2020, Zeno Management, Inc. entered into an amended consulting agreement with Mr. Gallagher setting forth the terms of his engagement as Executive Director. Pursuant to the agreement, Mr. Gallagher was entitled to an annual retainer of $203,950. Upon the consummation of our IPO, Mr. Gallagher’s cash retainer increased to $25,000 per month, with retroactive effect to January 1, 2020. Mr. Gallagher’s consulting agreement provided that he was eligible to earn an annual performance-based bonus with a target amount equal to 40% of his annual retainer.
Effective October 1, 2020, the consulting agreement with Mr. Gallagher was terminated and Zeno Management, Inc. entered into an employment agreement with Mr. Gallagher effective October 1, 2020, pursuant to which Mr. Gallagher commenced employment with us as our Executive Director. In accordance with the terms of the employment agreement, Mr. Gallagher is entitled to an annual base salary of $340,000, which amount is subject to annual review by and at the sole discretion of our board of directors or its designee, and is eligible to earn an annual performance-based bonus with a target amount equal to 40% of his annual base salary.
e Pursuant to his employment agreement, if we terminate Mr. Gallagher’s employment other than for cause or Mr. Gallagher terminates his employment for good reason, he is entitled to the following payments and benefits, subject to his timely execution and non-revocation of a general release of claims in favor of the company and his continued compliance with the restrictive covenants set forth in his employment agreement: (1) his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) a payment equal to twelve (12) months of his then-current base salary, payable in a lump sum sixty (60) days following the termination date; (3) a payment equal to his prorated target annual bonus for the year in which the termination date occurs, payable in a lump sum sixty (60) days following the termination date; and (4) payment of the COBRA premiums for him and his eligible dependents until the earliest of (a) the expiration of twelve (12) months following his termination date, (b) expiration of his eligibility for continuation coverage under COBRA, or (c) the date he becomes eligible for health insurance coverage in connection with his new employment. In the event such termination occurs within eighteen (18) months following a change in control of the company, Mr. Gallagher will be entitled to a lump-sum payment equal to his full target bonus for the year in which the termination occurs under clause (3), without proration. In the event of such termination at any time following a change in control, all of Mr. Gallagher’s stock awards will immediately vest in full.
In the event we terminate Mr. Gallagher’s employment for cause, he terminates his employment without good reason, or upon his death or permanent disability, he is entitled to receive only his fully-earned but unpaid base salary and accrued and unused paid time off through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled.
For purposes of Mr. Gallagher’s consulting agreement, “cause” and “good reason” generally have the same meanings as set forth in the NEOs’ employment agreements and as described above.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2020 regarding common stock that may be issued under our equity compensation plans, consisting of the Zentalis Pharmaceuticals, Inc. 2020 Incentive Award Plan (the “2020 Plan”) and the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan (the “2020 ESPP”). We do not have any non-shareholder approved equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a) (c)
Equity compensation plans approved by security holders	3,795,978	(1)	$25.45	(2)	1,836,004	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,795,978		$25.45		1,836,004

(1) Includes 3,121,221 outstanding options to purchase common stock under the 2020 Plan and 674,757 shares of common stock underlying restricted stock units under the 2020 Plan.

(2) Represents the weighted-average exercise price of outstanding options. Restricted stock units are not taken into account for purposes of determining the weighted average exercise price.

(3) Pursuant to the terms of the 2020 Plan, the number of shares of common stock available for issuance under the 2020 Plan automatically increases on each January 1 until and including January 1, 2030, by an amount equal to the lesser of: (a) 5% of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (b) such smaller number of shares as is determined by our board of directors. Includes 450,000 shares available for issuance under the 2020 ESPP as of December 31, 2020, but does not reflect any shares subject to the proposed increase in the share reserve under the 2020 ESPP pursuant to Proposal 3. No offerings were in effect under the 2020 ESPP as of December 31, 2020. For more information about the 2020 ESPP, please see Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 9, 2021, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 41,312,186 shares of common stock outstanding as of April 9, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 9, 2021 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed below is 530 Seventh Avenue, Suite 2201, New York, New York 10018. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% or Greater Stockholders
FMR LLC (1)	6,092,078	14.7%
Matrix Capital Management Master Fund, LP (2)	3,821,739	9.3
Viking Global Opportunities Illiquid Investments Sub-Master LP (3)	3,011,284	7.3
Tybourne Capital Management (HK) (4)	2,664,409	6.4
Redmile Group, LLC (5)	2,416,406	5.8
Vanguard Group (6)	2,346,137	5.7
Blackrock (7)	2,275,149	5.5
Named Executive Officers and Directors
Anthony Y. Sun, M.D. (8)	2,925,151	7.1%
Kevin Bunker, Ph.D. (9)	1,106,852	2.7
Alexis M. Pinto, J.D. (10)	1,171	*
Cam S. Gallagher (11)	550,718	1.3
Kimberly Blackwell, M.D. (12)	12,833	*
Enoch Kariuki, Pharm.D. (13)	3,500	*
Karan S. Takhar (14)	3,821,739	9.3
David M. Johnson (15)	93,061	*
All executive officers and directors as a group (10 persons) (16)	8,770,993	21.0

*Less than one percent.
(1) Based solely on a Schedule 13G/A filed with the SEC on February 8, 2021. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company (“FMR Co”), a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of

Trustees. FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. According to the cover page of the Schedule 13G/A, FMR LLC has sole voting power over 815,012 shares and sole dispositive power over 6,092,078 shares. Abigail P. Johnson has sole dispositive power over 6,092,078 shares. The address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(2) Based solely on a Schedule 13G filed with the SEC on February 16, 2021, consists of 3,821,739 shares held by Matrix Capital Management Master Fund, LP (“Matrix Fund”). Matrix Capital Management Company LP (the “Investment Manager”) is the investment advisor to the Matrix Fund with respect to the shares directly held by the Matrix Fund. David E. Goel, serves as the Managing General Partner of the Investment Manager, with respect to the shares held by the Matrix Fund. The Investment Manager and Mr. Goel each have sole voting and dispositive power over the shares. Karan S. Takhar, a member of our board of directors, is a managing director of Matrix and may be deemed to have voting and dispositive power over the shares held by Matrix. The mailing address for Matrix is 1000 Winter Street, Suite 4500, Waltham, Massachusetts 02451.
(3) Based solely on a Schedule 13G/A filed with the SEC on February 16, 2021. Consists of 3,011,284 shares held by Viking Global Opportunities Illiquid Investments Sub-Master LP (“Opportunities Fund”). Opportunities Fund has the authority to dispose of and vote the shares directly owned by it, which power may be exercised by its general partner, Viking Global Opportunities Portfolio GP LLC (“Opportunities GP”), and by Viking Global Investors LP ("VGI"), which provides managerial services to Opportunities Fund. O. Andreas Halvorsen, David C. Ott and Rose Shabet, as Executive Committee members of Viking Global Partners LLC (the general partner of VGI) and Opportunities GP, have shared authority to direct the voting and disposition of investments beneficially owned by VGI and Opportunities GP. The business address of the Opportunities Fund is c/o Viking Global Investors LP, 55 Railroad Avenue, Greenwich, Connecticut 06830.
(4) Based solely on a Schedule 13G filed with the SEC on May 29, 2020. Consists of shares held for the accounts of private investment funds for which Tybourne Capital Management (HK) Limited (“Tybourne HK”) serves as the investment advisor. Tybourne Capital Management Limited (“Tybourne Cayman”) serves as the manager to Tybourne Master Fund and the parent of Tybourne HK. Tybourne Kesari Limited (“Tybourne Kesari”) is the parent of Tybourne Cayman. Viswanathan Krishnan is the principal and sole shareholder of Tybourne Kesari. In such capacities, Tybourne HK, Tybourne Cayman, Tybourne Kesari and Mr. Krishnan (collectively, the “Tybourne Reporting Persons”) may be deemed to have voting and dispositive power over securities held for the private investment funds. Each of the Tybourne Reporting Persons disclaims beneficial ownership of such securities. The address of the principal business office of each of Tybourne HK and Mr. Krishnan is 30/F, AIA Central, 1 Connaught Road Central, Hong Kong, K3. The address of the registered office of each of Tybourne Cayman and Tybourne Kesari is 190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands.
(5) Based solely on a Schedule 13G filed with the SEC on February 16, 2021. Consists of shares held by certain private investment vehicles and/or separately managed accounts managed by Redmile Group, LLC, which shares may be deemed beneficially owned by Redmile Group, LLC as investment manager of such private investment vehicles and/or separately managed accounts. The shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile Group, LLC. Redmile Group, LLC and Mr. Green have shared voting and dispositive power over the shares. Redmile Group, LLC and Mr. Green each disclaim beneficial ownership of the shares. The business address of Redmile Group, LLC and Jeremy C. Green is c/o Redmile Group, LLC One Letterman Drive Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, California 94129.
(6) Based solely on a Schedule 13G filed with the SEC on February 10, 2021. The Vanguard Group has sole dispositive power over 2,277,370 shares, shared voting power over 57,446 shares and shared dispositive power over 68,767 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(7) Based solely on a Schedule 13G filed with the SEC on February 2, 2021. BlackRock, Inc. has sole voting power over 2,252,561 shares and sole dispositive power over 2,275,149 shares. The business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(8) Consists of (i) 1,583,213 shares of common stock held by Dr. Sun, (ii) 154,036 shares of common stock subject to options held by Dr. Sun that are exercisable within 60 days of April 9, 2021, (iii) 974,302 shares of common stock held by Essex Group International, LLC for which Dr. Sun is a managing member, and (iv) 213,600 shares of common stock held by Hao Bao Zi Trust LLC on behalf of the Hao Bao Zi Trust (the “Trust”), for which Dr. Sun’s spouse is the investment adviser with sole power to make investment decisions regarding the securities held by the Trust, and which shares Dr. Sun may be deemed to beneficially own.
(9) Consists of (i) 976,091 shares of common stock held by Dr. Bunker, (ii) 76,431 shares of common stock subject to options held by Dr. Bunker that are exercisable within 60 days of April 9, 2021 and (iii) 54,330 shares of common stock held by Sundog Ranch, Inc., for which Dr. Bunker and his wife serve as directors, on behalf of the Bunker Family Protection Trust, the sole shareholder of Sundog Ranch, Inc. and for which Dr. Bunker and his wife are the primary beneficiaries, which shares Dr. Bunker may be deemed to beneficially own.

(10) Consists of 1,171 shares of common stock subject to options held by Ms. Pinto that are exercisable within 60 days of April 9, 2021.
(11) Consists of (i) 503,453 shares of common stock held by Mr. Gallagher and (ii) 47,265 shares of common stock subject to options held by Mr. Gallagher that are exercisable within 60 days of April 9, 2021.
(12) Consists of 12,833 shares of common stock subject to options held by Dr. Blackwell that are exercisable within 60 days of April 9, 2021.
(13) Consists of 3,500 shares of common stock subject to options held by Dr. Kariuki that are exercisable within 60 days of April 9, 2021.
(14) Consists of 3,821,739 shares held by Matrix, which shares Mr. Takhar may be deemed to beneficially own. See footnote (2) above.
(15) Consists of (i) 63,061 shares of common stock held by Mr. Johnson and (ii) 30,000 shares of common stock subject to options held by Mr. Johnson that are exercisable within 60 days of April 9, 2021.
(16) Consists of (i) 8,367,415 shares of common stock and (ii) 403,578 shares of common stock subject to options that are exercisable within 60 days of April 9, 2021.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Policies and Procedures for Related Person Transactions
Our Board of Directors has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our finance department is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our finance department determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Financial Officer is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2020, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Equity Financings

Initial Public Offering
In April 2020, we completed our initial public offering, which resulted in the issuance and sale of 10,557,000 shares of common stock (including 1,377,000 shares of common stock in connection with the full exercise of the underwriters’ option to purchase additional shares) at an initial public offering price of $18.00 per share, generating net proceeds of $172.0 million after deducting underwriting discounts and other offering costs. The following table sets forth the number of shares of common stock purchased in our initial public offering by directors (and related parties thereto) and holders of more than 5% of our common stock:

Participants	Total Shares Purchased	Aggregate Purchase Price
		(in thousands)
Greater than 5% Stockholders (1)
Tybourne Capital Management (HK) Limited (2)	1,475,000	$25,550
Citadel, LLC (3)	1,350,000	$24,300
Viking Global Opportunities Illiquid Investments Sub-Master LP (4)	725,000	$13,050

(1)     Additional details regarding certain of these stockholders and their equity holdings are provided in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
(2)    Based solely on Schedule 13G filed with the SEC on May 29, 2020.
(3)    Based solely on a Schedule 13G filed with the SEC on April 9, 2020. Citadel, LLC is a former holder of more than 5% of our common stock.
(4)    Based solely on a Schedule 13G filed with the SEC on April 15, 2020.

August 2020 Follow-On Offering
In August 2020, we completed a follow-on public offering, which resulted in the issuance and sale of 4,743,750 shares of common stock (including 618,750 shares of common stock in connection with the full exercise of the underwriters’ option to purchase additional shares) at a public offering price of $35.00 per share, generating net proceeds of $155.2 million after deducting underwriting discounts and other offering costs. The following table sets forth the number of shares of common stock purchased in our follow-on offering by holders of more than 5% of our common stock:

Participants	Total Shares Purchased	Aggregate Purchase Price (in thousands)

Greater than 5% Stockholders
Citadel Advisors, LLC (1)	257,142	$8,999,970

(1) Citadel, LLC is a former holder of more than 5% of our common stock

Investors’ Rights Agreement
In September 2019, we entered into an amended and restated investors’ rights agreement, which we refer to as our Investors’ Rights Agreement, with certain of our investors, including Matrix Capital Management Master Fund, LP and Viking Global Opportunities Illiquid Investments Sub-Master LP, two holders of more than 5% of our common stock. The Investors’ Rights Agreement imposes certain affirmative obligations on us and also grants certain rights to holders, including certain registration rights with respect to the securities held by them, certain information and observer rights, and certain additional rights.

Corporate Conversion
Prior to the IPO, we operated as a Delaware limited liability company under the name Zentalis Pharmaceuticals, LLC. In connection with the IPO, we converted from a Delaware limited liability company to a Delaware corporation pursuant to a statutory conversion and changed our name to Zentalis Pharmaceuticals, Inc. Existing holders at the time of our IPO, including certain holders of more than 5% of our common stock, executive officers and directors, of our class A common units, class B common units, series A convertible preferred units, series B convertible preferred units and series C convertible preferred units, received shares of our common stock as a result of the corporate conversion.
Transactions with Kalyra Pharmaceuticals, Inc.
In December 2017, we acquired 17,307,692 shares of Series B convertible preferred stock of Kalyra Pharmaceuticals, Inc. (“Kalyra”) for a price per share of $0.26 or approximately $4,500,000. We have determined that Kalyra is a variable interest entity, of which we are the primary beneficiary. Anthony Y. Sun, M.D., our Chief Executive Officer and a member of our board of directors, currently serves as chairman of the board of directors of Kalyra. Karan Takhar, a member of our board of directors, currently serves as a member of the board of directors of Kalyra. Kevin Bunker, our Chief Operating Officer, currently serves as a member of the board of directors of Kalyra and as its Chief Scientific/Operations Officer. Cam Gallagher, a member of our board of directors, currently serves as the Chief Business Officer of Kalyra. Each of Messrs. Sun, Bunker and Gallagher maintains an ownership interest in Kalyra.
We entered into an intercompany services agreement (“ISA”) with Kalyra in January 2018 which states that we may provide research and development services to Kalyra and that Kalyra shall reimburse such expenses on a time and materials basis. For the year ended December 31, 2020, we provided $0.2 million of research and development services to Kalyra. As of December 31, 2020, $22,000 was due from Kalyra under the ISA.
Transactions with Recurium IP Holdings, LLC
In December 2014, and as amended and restated in December 2017 and September 2019 and as amended in May 2020, we entered into the Recurium Agreement with Recurium IP under which we were granted an exclusive worldwide license to certain intellectual property rights owned or controlled by Recurium IP. Kevin Bunker, Ph.D., our Chief Operating Officer, and Cam S. Gallagher, a member of our board of directors, currently serve as managing members of Recurium IP. Each of Dr. Bunker and Mr. Gallagher maintain an ownership interest in Recurium IP.
Transactions with Tempus Labs, Inc.
In December 2020, we entered into a Master Services Agreement with Tempus Labs, Inc. (“Tempus), pursuant to which Tempus provides data licensing and research services. Kimberly Blackwell, M.D., a member of our board of directors, currently serves as the Chief Medical Officer of Tempus. There were no fees incurred for services performed by Tempus for the year ended December 31, 2020.
Transactions with Tybourne Capital Management (HK) Limited
In May 2020, we entered into a collaboration and license agreement with our majority-owned joint venture, Zentera Therapeutics (Cayman), Ltd. (“Zentera”) through our subsidiaries Zeno Alpha, Inc., K-Group Alpha, Inc. and K-Group beta, Inc., pursuant to which we collaborate with Zentera on the development and commercialization of ZN-c5, ZN-d5 and ZN-c3 for the treatment or preventions of disease, other than for pain, in select Asian countries (including China). In May 2020, Zentera issued and sold to investors in a private placement Series A Preference Shares, $0.0001 par value per share, at a purchase price of $1.00 per share, for aggregate consideration of approximately $20 million. The following table sets forth the aggregate number of Series A Preference Shares of Zentera acquired by certain holders of more than 5% of our common stock in the financing transaction described above.

Participants	Total Shares Purchased	Aggregate Purchase Price (in thousands)

Greater than 5% Stockholders (1)
Tybourne Capital Management (HK) Limited	10,000,000	$10,000,000

(1)     Additional details regarding this stockholder and its equity holdings are provided in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”

Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.
OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers (as defined under Rule 16a-1(f) under the Exchange Act) and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. To our knowledge, based solely on our review of the copies of such forms filed with the SEC and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons with respect to the fiscal year ended December 31, 2020, except that (i) one Form 4 for Kevin D. Bunker, Ph.D. reporting one transaction was filed late, (ii) one Form 4 for Melissa B. Epperly reporting one transaction was filed late, (iii) one Form 4 for David M. Johnson reporting one transaction was filed late, and (iv) one Form 4 for Anthony Y. Sun, M.D. reporting one transaction was filed late.
Stockholders’ Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 530 Seventh Avenue, Suite 2201, New York, New York 10018 in writing not later than December 24, 2021.
Stockholders intending to present a proposal at the 2022 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2022 Annual Meeting of Stockholders no earlier than February 4, 2022 and no later than March 6, 2022. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 4, 2022, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the 90th day prior to the 2022 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Other Matters at the Annual Meeting
Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.
Solicitation of Proxies
The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

 Zentalis’ Annual Report on Form 10-K
A copy of Zentalis’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 9, 2021, without charge, upon written request addressed to:
Zentalis Pharmaceuticals, Inc.
Attention: Secretary
530 Seventh Avenue, Suite 2201
New York, New York 10018
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 at www.zentalis.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors,

Alexis M. Pinto, Chief Legal Officer and Secretary
New York, New York
April 23, 2021

ANNEX A:
ZENTALIS PHARMACEUTICALS, INC. 2020 EMPLOYEE STOCK PURCHASE PLAN (AS AMENDED AND RESTATED)

ZENTALIS PHARMACEUTICALS, INC.
2020 EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated Effective March 15, 2021)

ARTICLE 1.
PURPOSE

    The purposes of this Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of Zentalis Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries. This Plan constitutes an amendment and restatement of the Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan (the “Prior Plan”).

ARTICLE 2.
DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.

2.1    “Administrator” means the entity that conducts the general administration of the Plan as provided in Article XI. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article XI.

2.2    “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

2.3     “Board” means the Board of Directors of the Company.

2.4     “Change in Control” means and includes each of the following:

(a)     A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)     During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)     The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)     which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)     after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto.

2.5     “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

2.6     “Common Stock” means the common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Article VIII.

2.7     “Company” means Zentalis Pharmaceuticals, Inc., a Delaware corporation formed upon the statutory conversion of Zentalis Pharmaceuticals, LLC from a Delaware limited liability company into a Delaware corporation.

2.8     “Compensation” of an Eligible Employee means the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, including prior week adjustment and overtime payments but excluding vacation pay, holiday pay, jury duty pay, funeral leave pay, military leave pay, commissions, incentive compensation, one-time bonuses
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(e.g., retention or sign on bonuses), education or tuition reimbursements, travel expenses, business and moving reimbursements, income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards, fringe benefits, other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established.

2.9     “Corporate Conversion” means the conversion of Zentalis Pharmaceuticals, LLC, a Delaware limited liability company, into the Company pursuant to a statutory conversion, effected in connection with the Company’s initial public offering.

2.10     “Designated Subsidiary” means any Subsidiary designated by the Administrator in accordance with Section 11.3(b).

2.11     “Director” means a Board member.

2.12     “Eligible Employee” means an Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing sentence, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; provided, however, that the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if: (a) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code, (b) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years), (c) such Employee’s customary employment is for twenty hours or less per week, (d) such Employee’s customary employment is for less than five months in any calendar year and/or (e) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).

2.13     “Employee” means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.

2.14     “Enrollment Date” means the first day of each Offering Period.
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2.15     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.16     “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.

2.17     “Grant Date” means the first Trading Day of an Offering Period.

2.18     “Offering Document” shall have the meaning given to such term in Section 4.1.

2.19    “Offering Period” shall have the meaning given to such term in Section 4.1.

2.20    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.21     “Participant” means any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.

2.22     “Plan” means this amended and restated Zentalis Pharmaceuticals, Inc. 2020 Employee Stock Purchase Plan, as it may be amended from time to time.

2.24     “Purchase Date” means the last Trading Day of each Purchase Period.

2.25     “Purchase Period” shall refer to one or more periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, in the event no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.26     “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Grant Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Grant Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

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2.27     “Securities Act” means the Securities Act of 1933, as amended.

2.28     “Share” means a share of Common Stock.

2.29     “Subsidiary” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.30     “Trading Day” means a day on which national stock exchanges in the United States are open for trading.

ARTICLE 3.
SHARES SUBJECT TO THE PLAN

3.1     Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 2,000,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan. Notwithstanding anything in this Section 3.1 to the contrary, the number of Shares that may be issued or transferred pursuant to the rights granted under the Plan shall not exceed an aggregate of 2,000,000 Shares, subject to Article VIII.

3.2     Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ARTICLE 4.
OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

4.1     Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods during such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out during such Offering Period in accordance with such Offering Document and the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

4.2     Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
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(a)     the length of the Offering Period, which period shall not exceed twenty-seven months;

(b)     the length of the Purchase Period(s) within the Offering Period;

(c)     the maximum number of Shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 100,000 Shares;
(d)     in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of shares which may be purchased by any Eligible Employee during each Purchaser Period, which, in the absence of a contrary designation by the Administrator, shall be 100,000 Shares; and

(e)     such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE 5.
ELIGIBILITY AND PARTICIPATION

5.1     Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and the limitations imposed by Section 423(b) of the Code.

5.2     Enrollment in Plan.

(a)     Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

(b)     Each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan, or, if permitted by the Administrator, contributions to be made by such Eligible Employee. The designated percentage may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 20% in the absence of any such designation). The payroll deductions or, if permitted by the Administrator, contributions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

(c)     A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, or, if permitted by the Administrator, contributions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections or, if permitted by the Administrator, contributions,
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during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections or, if permitted by the Administrator, contributions, during each Offering Period). Any such change or suspension of payroll deductions, or, if permitted by the Administrator, contributions, shall be effective with the first full payroll period that is at least five business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions or contributions, such Participant’s cumulative payroll deductions or contributions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article VII.
(d)     Except as set forth in Section 5.8, as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

5.3     Payroll Deductions. Except as otherwise provided in the applicable Offering Document or Section 5.8, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.

5.4     Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan.

5.5     Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the time which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6     Decrease or Suspension of Payroll Deductions or Contributions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions or contributions may be suspended or discontinued by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

5.7     Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the
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Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

5.8     Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE 6.
GRANT AND EXERCISE OF RIGHTS

6.1     Grant of Rights. On the Grant Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions or permitted contributions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier of: (x) the last Purchase Date of the Offering Period, (y) last day of the Offering Period and (z) the date on which the Participant withdraws in accordance with Section 7.1 or Section 7.3.

6.2     Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions or permitted contributions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares, up to the maximum number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and returned to the Participant in one lump sum payment in a subsequent payroll check as soon as practicable after the Exercise Date, unless the Administrator provides that such amounts should be rolled over to the next occurring Offering Period in the applicable Offering Document. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3     Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all
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Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

6.4     Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

6.5     Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(a)     The admission of such Shares to listing on all stock exchanges, if any, on which the Common Stock is then listed;

(b)     The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c)     The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d)     The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e)     The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE 7.
WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1     Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions or contributions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than one week prior to the end of the Offering Period (or such shorter or longer period specified by the Administrator in the Offering Document). All of the Participant’s payroll deductions credited to his or her
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account or contributions made by the Participant during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made or contributions accepted for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant timely delivers to the Company a new subscription agreement.

7.2     Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.
7.3     Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account or contributions made by such Participant during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.

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ARTICLE 8.
ADJUSTMENTS UPON CHANGES IN STOCK

8.1     Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

8.2     Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a)     To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b)     To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(c)     To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d)     To provide that Participants’ accumulated payroll deductions or contributions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and
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(e)     To provide that all outstanding rights shall terminate without being exercised.
8.3     No Adjustment Under Certain Circumstances. No adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE 9.
AMENDMENT, MODIFICATION AND TERMINATION

9.1     Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

9.2     Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

9.3     Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a)     altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

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(b)     shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c)     allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4     Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.

ARTICLE 10.
TERM OF PLAN

This amended and restated Plan shall be effective on the date it is approved by the Board (the “Restatement Effective Date”). The Plan shall be in effect until terminated under Section 9.1 hereof. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan. This amended and restated Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the Restatement Effective Date. No rights under this amended and restated Plan shall be exercised, and no Shares shall be issued hereunder, until this amended and restated Plan shall have been approved by the stockholders of the Company. If this amended and restated Plan is not approved by the Company’s stockholders within twelve (12) months following the Restatement Effective Date, all rights granted under this amended and restated Plan shall be canceled and become null and void without being exercised, and the Prior Plan will continue in full force and effect on its terms and conditions in effect immediately prior to the Restatement Effective Date.

ARTICLE 11.
ADMINISTRATION

11.1     Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”). The Board may at any time vest in the Board any authority or duties for administration of the Plan.

11.2     Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3     Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

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(a)     To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

(b)     To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.
(c)     To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(d)     To amend, suspend or terminate the Plan as provided in Article IX.

(e)     Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

11.4     Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 12.
MISCELLANEOUS

12.1     Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2     Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3     Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

12.4     Designation of Beneficiary.

(a)     A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which
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the Participant’s rights are exercised but prior to delivery to such Participant of such Shares and/or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b)     Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5     Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6     Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.7     Use of Funds. All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions or contributions.

12.8     Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions or contributions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.9     No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10     Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Grant Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.
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12.11     Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.12     Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

* * * * *
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VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ZNTL2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by Vote by 11:59 p.m. Eastern Time on June 3, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D48346-P52509 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZENTALIS PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Class I Directors to serve until the 2024 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Kimberly Blackwell, M.D.
02) Enoch Kariuki, Pharm.D.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D48347-P52509

ZENTALIS PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
June 4, 2021 12:00 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of ZENTALIS PHARMACEUTICALS, INC. hereby appoint(s) Anthony Y. Sun, M.D. and Melissa B. Epperly, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of ZENTALIS PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 p.m. Eastern Time on June 4, 2021, via a live webcast at www.virtualshareholdermeeting.com/ZNTL2021, and any adjournment, continuation or postponement thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side